UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 27, 2018 (June 26, 2018)

MOLINA HEALTHCARE, INC.
(Exact name of registrant as specified in its charter)

Delaware	1-31719	13-4204626
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

200 Oceangate, Suite 100, Long Beach, California 90802
(Address of principal executive offices)

Registrant’s telephone number, including area code: (562) 435-3666

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

☐

Item 1.01.	Entry into a Material Definitive Agreement.

On June 26, 2018, Molina Healthcare, Inc. (the “Company”) entered into a Purchase and Sale Agreement (the “Purchase Agreement”) with DXC Technology Company (“Buyer”), for the sale by the Company of 100% of the outstanding equity interests of Molina Information Systems, LLC, a California limited liability company and wholly owned subsidiary of the Company doing business as Molina Medicaid Solutions (“MMS”), upon the terms and subject to the conditions described in the Purchase Agreement (the “Transaction”).

The net purchase price for the equity interests is estimated to be approximately $220 million after certain adjustments set forth in the Purchase Agreement, including for working capital, deferred revenue, cash and debt.

The Purchase Agreement contains customary representations and warranties of each of the Company and Buyer. The Purchase Agreement also contains customary covenants and agreements, including with respect to the operation of the business of MMS between the signing of the Purchase Agreement and the closing of the Transaction, governmental filings and approvals and similar matters, and indemnification provisions under which the parties have agreed to indemnify each other against certain liabilities, including liabilities arising out of certain breaches of their respective representations and warranties.

Each party’s obligation to consummate the Transaction is subject to the satisfaction of customary closing conditions, including without limitation (a) the accuracy of the other party’s representations and warranties (subject to customary materiality qualifiers), (b) the other party’s compliance with its covenants and agreements contained in the Purchase Agreement (subject to customary materiality qualifiers), (c) the receipt of certain third party and regulatory consents, and (d) the expiration or termination of the applicable waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended (“HSR Clearance”).  The consummation of the Transaction is not subject to any financing condition.

The Purchase Agreement provides the parties with certain termination rights in specified circumstances.

The foregoing summary of the Purchase Agreement and the Transaction does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the Purchase Agreement attached as Exhibit 2.1 to this Current Report on Form 8-K, which is incorporated herein by reference. The Purchase Agreement has been attached to provide investors with information regarding its terms. It is not intended to provide any other factual information about the Company, Buyer or MMS and their respective businesses, or the actual conduct of MMS’s business during the period prior to the consummation of the Transaction. The representations, warranties and covenants contained in the Purchase Agreement were made only as of specified dates for the purposes of the Purchase Agreement, were made solely for the benefit of the parties to the Purchase Agreement, and are subject to qualifications and limitations agreed upon by the parties. In particular, the representations, warranties and covenants contained in the Purchase Agreement and described above were negotiated with the principal purpose of allocating risk between the parties, rather than establishing matters as facts, and may have been qualified by confidential disclosures. Such representations, warranties and covenants may also be subject to a contractual standard of materiality different from those generally applicable to the Company’s stockholders and to reports and documents filed with the Securities and Exchange Commission (“SEC”). Accordingly, none of the Company’s stockholders or any other third parties should rely on such representations, warranties and covenants as characterizations of the actual state of facts or circumstances described therein. Neither the Purchase Agreement nor the foregoing summary thereof is intended to modify or supplement any factual disclosures about the Company or MMS, and should not be relied upon as disclosure about the Company or MMS without consideration of the periodic and current reports and statements that the Company files with the SEC. Factual disclosures about the Company or MMS contained in public reports filed with the SEC may supplement, update or modify the factual disclosures contained in the Purchase Agreement.

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Item 7.01.	Regulation FD Disclosure.

On June 27, 2018, the Company issued a press release announcing the proposed Transaction.  A copy of the Company’s press release is attached as Exhibit 99.1 to this Current Report on Form 8-K.

Note: The information furnished herewith pursuant to Item 7.01 of this Current Report on Form 8-K shall not be deemed to be “filed” for the purpose of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, and shall not be incorporated by reference into any registration statement or other document filed by the Company under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits:

Exhibit No.	Description
2.1	Purchase and Sale Agreement, dated as of June 26, 2018, by and between Molina Healthcare, Inc. and DXC Technology Company*

99.1	Press release dated June 27, 2018

* Certain schedules and exhibits to this agreement have been omitted in accordance with Item 601(b)(2) of Regulation S-K. A copy of any omitted schedule and/or exhibit will be furnished to the Securities and Exchange Commission upon request.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MOLINA HEALTHCARE, INC.

Date: June 27, 2018	By: /s/ Jeff D. Barlow
Jeff D. Barlow
Chief Legal Officer and Secretary

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EXHIBIT INDEX

Exhibit No.	Description
2.1	Purchase and Sale Agreement, dated as of June 26, 2018, by and between Molina Healthcare, Inc. and DXC Technology Company*

99.1	Press release dated June 27, 2018

* Certain schedules and exhibits to this agreement have been omitted in accordance with Item 601(b)(2) of Regulation S-K. A copy of any omitted schedule and/or exhibit will be furnished to the Securities and Exchange Commission upon request.

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